UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):	November 6, 2012

Aetna Inc.
(Exact name of registrant as specified in its charter)

Pennsylvania	1-16095	23-2229683
(State or other jurisdiction of	(Commission	(IRS Employer
incorporation)	File Number)	Identification No.)

151 Farmington Avenue, Hartford, CT	06156
(Address of principal executive offices)	(Zip Code)

Registrant's telephone number, including area code:	(860) 273-0123

Former name or former address, if changed since last report:	N/A

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☑ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 8 - Other Events

Item 8.01.  Other Events.

In connection with Aetna Inc.'s ("Aetna's") proposed acquisition of Coventry Health Care, Inc. ("Coventry"), attached hereto as Exhibit 99.1 and incorporated by reference herein are Aetna and Coventry unaudited pro forma condensed combined financial statements as of, and for the nine months ended, September 30, 2012 and for the year ended December 31, 2011 (the “Pro Formas”).  The unaudited pro forma condensed combined statements of income for the year ended December 31, 2011, and for the nine months ended September 30, 2012, combine the historical consolidated statements of income of Aetna and Coventry, giving effect to the merger of a wholly owned subsidiary of Aetna ("Merger Sub") with and into Coventry, with Coventry surviving the merger as a wholly owned subsidiary of Aetna (the "Merger") as if it had occurred on the first day of each period presented. The unaudited pro forma condensed combined balance sheet as of September 30, 2012, combines the historical consolidated balance sheets of Aetna and Coventry, giving effect to the Merger as if it had occurred on September 30, 2012.

The Pro Formas and the accompanying notes are based on, and should be read in conjunction with, the following historical consolidated financial statements and accompanying notes:

•
separate historical financial statements of Aetna as of, and for the year ended, December 31, 2011, and the related notes included in Aetna’s Annual Report on Form 10-K for the year ended December 31, 2011;

•
separate historical financial statements of Coventry as of, and for the year ended, December 31, 2011, and the related notes included in Coventry’s Annual Report on Form 10-K for the year ended December 31, 2011;

•
separate historical financial statements of Aetna as of, and for the nine months ended, September 30, 2012, and the related notes included in Aetna’s Quarterly Report on Form 10-Q for the quarterly period ended September 30, 2012; and

•
separate historical financial statements of Coventry as of, and for the nine months ended, September 30, 2012, and the related notes included in Coventry’s Quarterly Report on Form 10-Q for the quarterly period ended September 30, 2012.

Coventry's separate historical financial statements referred to in the preceding paragraph were prepared by Coventry and provided to Aetna. Aetna takes no responsibility for Coventry's separate historical financial statements, and Aetna is not incorporating into this Current Report on Form 8-K such financial statements. Coventry's separate historical financial statements may be read and copied at the SEC's public reference room at 100 F Street, N.E., Room 1580, Washington, D.C., 20549. Please call the SEC at 1-800-SEC-0330 for further information on the operation of the public reference room. Coventry's separate historical financial statements contained in its SEC filings are also available to the public at the SEC's web site at www.sec.gov.

Section 9 - Financial Statements and Exhibits

Item 9.01  Financial Statements and Exhibits.

(d) Exhibit

The following exhibit is filed as part of this Current Report:

99.1	Aetna and Coventry unaudited pro forma condensed combined financial statements as of, and for the nine months ended, September 30, 2012 and for the year ended December 31, 2011.

Important Information For Investors And Stockholders

This communication does not constitute an offer to sell or the solicitation of an offer to buy any securities or a solicitation of any vote or approval. Aetna Inc. (“Aetna”) has filed with the Securities and Exchange Commission (“SEC”) a registration statement on Form S-4 (File No. 333-184041), including Amendment No. 1 thereto, containing a proxy statement/prospectus, and Coventry Health Care, Inc. (“Coventry”) has filed with the SEC a proxy statement/prospectus, and each of Aetna and Coventry has filed and will file other documents with respect to the proposed acquisition of Coventry. The registration statement was declared effective on October 18, 2012, and Aetna and Coventry commenced mailing the definitive proxy statement/prospectus to Coventry stockholders on or about October 19, 2012. INVESTORS AND SECURITY HOLDERS OF COVENTRY ARE URGED TO READ THE DEFINITIVE PROXY STATEMENT/PROSPECTUS AND ANY OTHER DOCUMENTS THAT HAVE BEEN FILED OR WILL BE FILED WITH THE SEC CAREFULLY AND IN THEIR ENTIRETY BECAUSE THEY CONTAIN OR WILL CONTAIN IMPORTANT INFORMATION. Investors and security holders may obtain free copies of the registration statement and the definitive proxy statement/prospectus and other documents filed with the SEC by Aetna or Coventry through the website maintained by the SEC at http://www.sec.gov. Copies of the documents filed with the SEC by Aetna will be available free of charge on Aetna's internet website at http://www.aetna.com or by contacting Aetna's Investor Relations Department at 860-273-8204. Copies of the documents filed with the SEC by Coventry will be available free of charge on Coventry's internet website at http://www.cvty.com or by contacting Coventry's Investor Relations Department at 301-581-5717.

Aetna, Coventry, their respective directors and certain of their executive officers may be considered participants in the solicitation of proxies in connection with the proposed transaction. Information about the directors and executive officers of Coventry is set forth in its Annual Report on Form 10-K for the year ended December 31, 2011, which was filed with the SEC on February 28, 2012, its proxy statement for its 2012 annual meeting of stockholders, which was filed with the SEC on April 6, 2012, and its Current Report on Form 8-K, which was filed with the SEC on May 31, 2012. Information about the directors and executive officers of Aetna is set forth in its Annual Report on Form 10-K for the year ended December 31, 2011, which was filed with the SEC on February 24, 2012, its proxy statement for its 2012 annual meeting of shareholders, which was filed with the SEC on April 9, 2012, and its Quarterly Report on Form 10-Q for the quarter ended September 30, 2012, which was filed with the SEC on October 25, 2012. Other information regarding the participants in the proxy solicitations and a description of their direct and indirect interests, by security holdings or otherwise, are contained in the definitive proxy statement/prospectus and other relevant materials filed with the SEC.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Aetna Inc.

Date: November 6, 2012	By:	/s/ Rajan Parmeswar
Name: Rajan Parmeswar
Title: Vice President, Controller and Chief Accounting Officer

Exhibit Number	Description

Exhibit 99.1	Aetna and Coventry unaudited pro forma condensed combined financial statements as of, and for the nine months ended, September 30, 2012 and for the year ended December 31, 2011.